SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 22, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                    52-1972128
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(State of Incorporation)                 (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                  21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

Item 5.  Other Events

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31,1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1998, and for periods ended June 30, 1998 and June 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1998 (which was filed with the Securities and Exchange Commission on August 14, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the registration statement (No. 333-45021) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-28, and shall be deemed to be part hereof and thereof.



ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                            Description
-----------                                            -----------
(EX-23) Consent of KPMG Peat Marwick LLP, independent Certified Public Accountants of Ambac Assurance Corporation in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1998-28

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NORWEST ASSET SECURITIES CORPORATION


October 22, 1998

                                 By:   /s/ B. David Bialzak
                                       --------------------
                                       B. David Bialzak
                                       Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

(EX-23)          Consent of KPMG Peat Marwick LLP, independent       E
                 Certified   Public   Accountants   of   Ambac
                 Assurance   Corporation  in  connection  with
                 Norwest   Asset    Securities    Corporation,
                 Mortgage  Pass-Through  Certificates,  Series
                 1998-28